Certification Pursuant to Rule 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2025, of Volumetric Fund Inc. (the "Fund").

I, Jeffrey Gibs, the Chief Executive Officer and President of the Fund, certify that:

(i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 23, 2026

/s/ Jeffrey Gibs

Jeffrey Gibs

Chief Executive Officer, President

Certification Pursuant to Rule 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2025, of Volumetric Fund Inc. (the "Fund").

I, Alex Aleman, the Vice President of the Fund, certify that:

(i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 23, 2026

/s/ Alex Aleman

Alex Aleman

Vice President